UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

DATARAM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Alexander Road, Suite 100, Princeton, NJ 08540

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (609) 799-0071

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (the “Amendment”) on Form 8-K/A to U.S. Gold Corp.’s (f/k/a Dataram Corporation) (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2017 (the “Original Form 8-K”) is to (i) include the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended April 30, 2017 and 2016 of Gold King Corp. f/k/a U.S. Gold Corp., which was acquired by the Registrant on May 23, 2017 pursuant to the Agreement and Plan of Merger described in the Original Form 8-K and (ii) include Exhibit 99.6.

No other changes have been made to the Original Form 8-K. This Amendment speaks as of the original filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Original Form 8-K, except as otherwise set forth above.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

There are statements in this Current Report on Form 8-K that are not historical facts. These “forward-looking statements” can be identified by use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Current Report on Form 8-K as well as the Original Form 8-K carefully, especially the risks discussed under the section entitled “Risk Factors.” Although management believes that the assumptions underlying the forward looking statements included in this Current Report on Form 8-K are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report on Form 8-K will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

USG MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of Gold King Corp’s f/k/a U.S. Gold Corp. (“USG”) financial condition and results of operations together with USG’s financial statements and the related notes included elsewhere in this Current Report. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. USG’s actual results may differ materially from those results described in or implied by the forward-looking statements discussed below. Factors that could cause or contribute to such differences include, but are not limited to, those identified below, and those discussed in the section titled “Risk Factors” included in the Original Form 8-K.

Overview

Gold King Corp f/k/a U.S. Gold Corp. (“USG”) is an exploration stage company that owns certain mining leases and other mineral rights. On July 2, 2014, USG entered into an asset purchase agreement with Wyoming Gold Mining Company, Inc. (“Wyoming Gold”) for the purchase of the Copper King gold and copper development project located in the Silver Crown Mining district of southwest Wyoming (the “Copper King Project”). On May 27, 2016, USG acquired certain unpatented mining claims related to a gold development project in Eureka County, Nevada from Nevada Gold Ventures, LLC (“Nevada Gold”) and Americas Gold Exploration, Inc. (the “Keystone Project”).

Copper King Project

The Copper King Project is located in southeastern Wyoming. USG’s rights to the Copper King Project are derived from two mineral leases from the State of Wyoming. Ownership of the mineral rights remains in the possession of the State of Wyoming as conveyed to the state by the United States. The State of Wyoming issued the mineral leases to Wyoming Gold in 2013 and 2014 and Wyoming Gold assigned both leases to USG on June 23, 2014. Limited exploration and mining were conducted on the Copper King property in the late 1880s and early 1900s. Since 1938, at least nine historic (pre-Strathmore) drilling campaigns by at least seven companies and the U. S. Bureau of Mines have been conducted at Copper King property. Wyoming Gold conducted an exploration drill program in 2007 and 2008. The focus of Wyoming Gold’s work was to confirm and potentially expand the mineralized body outlined in the previous drill campaigns, increase the geologic and geochemical database leading to the creation of the current geologic model and resource estimate, and to provide material for further metallurgical testing.

Keystone Project

On May 25, 2016, USG entered into a purchase and sale agreement, as amended and restated, with Nevada Gold and Americas Gold Exploration, Inc. pursuant to which USG acquired certain mining claims related to a gold development project in Nevada. At the time of purchase, the Keystone Project consisted of 284 unpatented lode mining claims situated in Eureka County, Nevada. Subsequent to the acquisition, USG acquired 71 additional unpatented lode mining claims. No comprehensive, modern-era, model-driven exploration has ever been conducted on the Keystone Project. Previously, significant amounts of low grade (+/- 0.02 opt) and anomalous gold were intersected, but results were considered uneconomic, and prior projects were terminated.

Recent Developments

On June 9, 2017, U.S. Gold Corp. filed a certificate of amendment to its articles of incorporation with the Secretary of State of Nevada in order to change its name to “Gold King Corp”.

Results of Operations

Years Ended April 30, 2017 and 2016

Net Revenues

USG is an exploration stage company with no operations, and we generated no revenues for the years ended April 30, 2017 and 2016.

Operating Expenses

Total operating expenses for the year ended April 30, 2017 as compared to the year ended April 30, 2016, were approximately $4,145,000 and $407,000, respectively. The $3,738,000 increase in operating expenses for the year ended April 30, 2017 is comprised of an increase of $812,000 in compensation as a result of the employment of USG officers and hiring of an additional employee during the years ended April 30, 2017, a $1,368,000 increase in exploration expenses on our mineral properties specifically Keystone property due to an increase in exploration activities, an increase of $1,361,000 in professional fees primarily due to an increased legal, accounting and consulting fees as a result of increase investor relations and business advisory services, and an increase of $197,000 in general and administrative expenses primarily attributable to an increase in travel related expenses.

Loss from Operations

USG reported loss from operations of approximately $4,145,000 and $407,000 for the years ended April 30, 2017 and 2016, respectively.

Other Expenses

Total other expense was approximately $3,200 and $500 for the years ended April 30, 2017 and 2016, respectively. The change in other expense is primarily attributable to an increase in interest expense to a related party.

Net Loss

As a result of the operating expense and other expense discussed above, we reported a net loss of approximately $4,148,000 for the year ended April 30, 2017 as compared to a net loss of $407,000 for the year ended April 30, 2016.

Liquidity and Capital Resources

As of April 30, 2017, USG had cash totaling approximately $6,821,000. Net cash used in operating activities totaled approximately $3,403,000 and $34,000 for the years ended April 30, 2017 and 2016, respectively. Net loss for the years ended April 30, 2017 and 2016 totaled approximately $4,148,000 and $407,000. Stock based compensation expense for the year ended April 30, 2017 was approximately $913,000. Prepaid expenses and reclamation bond deposit increased by approximately $171,000 and $41,000, respectively. Total accounts payable and accrued liabilities from unrelated and related parties increased by approximately $45,000 during the year ended April 30, 2017.

Net cash used in investing activities totaled approximately $539,000 which is primarily attributable to the acquisition of mineral rights related to the Keystone Project for approximately $289,000 and investment in note receivable of $250,000 during the year ended April 30, 2017.

Net cash provided by financing activities totaled approximately $10,457,000 and $297,000 for the years ended April 30, 2017 and 2016, respectively. During the year ended April 30, 2017, financing activities consisted of net proceeds of 10,866,000 from the sale of preferred shares and $285,000 from the payment of note payable and $124,000 repayment of advances to a related party. During the year ended April 30, 2016, financing activities was primarily attributable to shareholder’s capital contribution of approximately $12,000 and proceeds from issuance of notes payable from a related party of $285,000.

Off-Balance Sheet Arrangements

The Company does not have, and do not have any present plans to implement, any off-balance sheet arrangements.

Recently Issued Accounting Pronouncements

See Notes to Audited Financial Statements (Note 2)

Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of our financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Management believes the following critical accounting policies affect the significant judgments and estimates used in the preparation of the financial statements.

Use of Estimates and Assumptions

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet, and revenues and expenses for the period then ended. Actual results may differ significantly from those estimates. Significant estimates made by management include, but are not limited to valuation of mineral rights, stock-based compensation, the fair value of common stock issued and the valuation of deferred tax assets and liabilities.

Stock-Based Compensation

Stock-based compensation is accounted for based on the requirements of the Share-Based Payment Topic of ASC 718 which requires recognition in the financial statements of the cost of employee and director services received in exchange for an award of equity instruments over the period the employee or director is required to perform the services in exchange for the award (presumptively, the vesting period). ASC 718 also requires measurement of the cost of employee and director services received in exchange for an award based on the grant-date fair value of the award. Pursuant to ASC Topic 505-50, for share-based payments to consultants and other third-parties, compensation expense is determined at the measurement date which is the grant date. The expense is recognized over the vesting period of the award. Until the measurement date is reached, the total amount of compensation expense remains uncertain.

Mineral Rights

Costs of lease, exploration, carrying and retaining unproven mineral lease properties are expensed as incurred. The Company expenses all mineral exploration costs as incurred as it is still in the exploration stage. If the Company identifies proven and probable reserves in its investigation of its properties and upon development of a plan for operating a mine, it would enter the development stage and capitalize future costs until production is established.

When a property reaches the production stage, the related capitalized costs are amortized on a units-of-production basis over the proven and probable reserves following the commencement of production. The Company assesses the carrying costs of the capitalized mineral properties for impairment under ASC 360-10, “Impairment of long-lived assets”, and evaluates its carrying value under ASC 930-360, “Extractive Activities - Mining”, annually. An impairment is recognized when the sum of the expected undiscounted future cash flows is less than the carrying amount of the mineral properties. Impairment losses, if any, are measured as the excess of the carrying amount of the mineral properties over its estimated fair value.

ASC 930-805, “Extractive Activities-Mining: Business Combinations” (“ASC 930-805”), states that mineral rights consist of the legal right to explore, extract, and retain at least a portion of the benefits from mineral deposits. Mining assets include mineral rights. Acquired mineral rights are considered tangible assets under ASC 930-805. ASC 930-805 requires that mineral rights be recognized at fair value as of the acquisition date. As a result, the direct costs to acquire mineral rights are initially capitalized as tangible assets. Mineral rights include costs associated with acquiring patented and unpatented mining claims.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit
99.6	Financial Statements for USG for the years ended April 30, 2017 and 2016

23.1	Independent Registered Public Accounting Firm’s Consent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. GOLD CORP. F/K/A DATARAM CORPORATION

Dated: July 31, 2017	/s/ Edward M. Karr
Edward M. Karr
Chief Executive Officer